UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
FORM 8-K
___________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 20, 2025
Atmus Filtration Technologies Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41710	88-1611079
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 Century Boulevard Nashville, Tennessee	37214
(Address of Principal Executive Offices)	(Zip Code)
(615) 514-7339
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ATMU	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 20, 2025, the stockholders of Atmus Filtration Technologies Inc. (the “Company”) approved amending and restating the Company’s Amended and Restated Certificate of Incorporation (the “Certificate”) to declassify the Company’s Board of Directors and phase-in annual director elections, eliminate supermajority voting provisions and eliminate legacy parent provisions. The Certificate was amended and restated as set forth in the Second Amended and Restated Certificate of Incorporation, which became effective upon filing with the Secretary of State of the State of Delaware on May 22, 2025. On May 27, 2025, the Company filed a Certificate of Correction (the “Certificate of Correction”) with the Secretary of State of the State of Delaware to correct the following inadvertent errors in such filing to conform to the version approved by the Company’s Board of Directors and stockholders: modification of Section 5.4 “Classes of Directors and Terms of Office” to provide a more straightforward process to declassify the Company’s Board of Directors and phase-in annual director elections; modification of Section 5.7 “Removal of Directors” to state that, subject to the rights of any holders of any series of preferred stock to elect directors, any or all directors may be removed from office at any time by the affirmative vote of the holders of a majority of the total voting power of the outstanding shares of all classes of capital stock of the Company entitled to vote thereon; provided, that any director who is serving a three-year term prior to the 2028 annual meeting of stockholders may be removed only for cause; and modification of Section 9.2 “Amendment or Repeal” to state that the Amended and Restated Certificate may be amended, altered or repealed in the manner currently or hereafter prescribed by the General Corporation Law of the State of Delaware, and that all rights conferred thereunder are granted subject to this reservation. Other than disclosed herein, no additional changes have been made. The full text of the Certificate of Correction, including the corrected Second Amended and Restated Certificate of Incorporation, is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

On May 20, 2025, the Company’s Board of Directors approved amending and restating the Company’s Bylaws to reflect certain confirming changes based on the amendments to the Certificate and certain other amendments, including expanding the scope of disclosures required by a stockholder seeking to nominate one or more persons (“director nominees”) to be elected to the Board; requiring a representation that the stockholder has complied with and will comply with Rule 14a-19 and notify the Company if it fails to timely satisfy any requirement of Rule 14a-19; enhancing and clarifying the procedural mechanics in connection with stockholder nominations and proposals, including by adding a requirement that a stockholder solicit holders representing at least sixty-seven percent (67%) of the voting power of the Company’s outstanding shares of capital stock entitled to vote in the election of directors; addressing compliance by stockholders with Rule 14a-19 promulgated under the Securities Exchange Act of 1934, commonly referred to as the “universal proxy rule”, including by adding a requirement that a stockholder seeking to nominate director nominees at an annual meeting deliver to the Company reasonable evidence that such stockholder has complied with the “universal proxy rule” within five business days of the meeting; clarifying criteria for disqualifying a stockholder from presenting director nominees and such director nominees from standing for election or re-election; and clarifying when the list of stockholders eligible for voting at any stockholder meeting must be provided. The Bylaws were amended and restated as set forth in the Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated by reference herein.

The foregoing summaries of the changes effectuated by the amendments to the Certificate and the Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the Second Amended and Restated Certificate of Incorporation, as corrected, and the Amended and Restated Bylaws.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders (the “Annual Meeting”) on May 20, 2025. Set forth below are the final, certified voting results for each proposal presented at the Annual Meeting, as reported by Tracy Oats, the Company’s independent Inspector of Election. The number of shares issued, outstanding and eligible to vote at the meeting as of the record date of March 26, 2025, was 82,663,925. Of the 76,605,092 shares present in person or represented by proxy at the meeting:

Proposal 1 - Election of Directors

The Company’s stockholders elected, with the respective votes set forth opposite their names, the following persons to the Company’s Board of Directors to hold office for a three-year term until the 2028 annual meeting of stockholders or until their successors are duly elected and qualified:

Director Nominees	For	Against	Abstain	Broker Non-Vote
R. Edwin Bennett	73,622,565	466,846	32,306	2,483,375
Stephen E. Macadam	72,505,580	1,587,274	28,863	2,483,375

Proposal 2 - Advisory Vote on Executive Compensation

The Company’s stockholders, by voting for a non-binding advisory proposal, approved the executive compensation of the Company’s named executive officers. Voting results on this proposal were as follows:

For	Against	Abstain	Broker Non-Vote
71,899,608	2,114,330	107,779	2,483,375

Proposal 3 - Ratification of Independent Registered Accounting Firm

The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLC as the Company’s independent auditor for the fiscal year ending December 31, 2025. Voting results on this proposal were as follows:

For	Against	Abstain
76,555,685	18,392	31,015

Proposal 4 - Amendment to Certificate of Incorporation to Declassify the Board of Directors and Phase-in Annual Director Elections

The Company’s stockholders approved amending the Company’s Certificate of Incorporation to declassify the Company’s Board of Directors and phase-in of annual director elections. Voting results on this proposal were as follows:

For	Against	Abstain	Broker Non-Vote
74,095,048	13,863	12,806	2,483,375

Proposal 5 - Amendment to Certificate of Incorporation to Eliminate Supermajority Voting Provisions

The Company’s stockholders approved amending the Company’s Certificate of Incorporation to eliminate supermajority voting provisions. Voting results on this proposal were as follows:

For	Against	Abstain	Broker Non-Vote
73,994,434	112,000	15,283	2,483,375

Proposal 6 - Amendment to Certificate of Incorporation to Eliminate Legacy Parent Provisions

The Company’s stockholders approved amending the Company’s Certificate of Incorporation to eliminate legacy parent provisions. Voting results on this proposal were as follows:

For	Against	Abstain	Broker Non-Vote
74,076,505	16,906	28,306	2,483,375

Item 9.01 Financial Statements and Exhibits.
The following exhibits are being filed as part of this Report.

Exhibit No.	Description
3.1	Certificate of Correction to the Second Amended and Restated Certificate of Incorporation of Atmus Filtration Technologies Inc.
3.2	Amended and Restated Bylaws of Atmus Filtration Technologies Inc.
104	Cover Page Interactive Data File (embedded with the Inline XBRL Document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Atmus Filtration Technologies Inc.

By:	/s/ LAURA HELTEBRAN
Laura Heltebran
Senior Vice President, Chief Legal Officer & Corporate Secretary

May 27, 2025